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                                                                    Exhibit 10.4


                   AGREEMENT TO GUARANTEE CONSOLIDATION LOANS
                                       AND
                 CERTIFICATE OF COMPREHENSIVE GUARANTEE COVERAGE

This Agreement and Certificate are entered into as of the 22nd day of February, 2002, by and between UNITED STUDENT AID FUNDS, INC., a private, nonprofit corporation organized under the General Corporation Law of the State of Delaware ("USA Funds") and

             FIRST NATIONAL BANK AS ELT FOR EDUCATIONAL LOANS, INC.

("Lender").

                                   WITNESSETH

WHEREAS, USA Funds qualifies as a "guaranty agency" under the Act, and has entered into agreements with the U.S. Secretary of Education pursuant to the Act; and

WHEREAS, USA Funds maintains facilities for the provision of guarantee services with respect to approved loans made to Eligible Borrowers for the consolidation of their obligations with respect to Eligible Student Loans; and

WHEREAS, USA Funds is desirous of making its consolidation loan guarantee program and related services available to the Lender, subject to the terms and conditions set forth herein; and

WHEREAS, the Lender is desirous of using its facilities in order to arrange for the lending and borrowing of money for the purpose of enabling Eligible Borrowers to consolidate their obligations with respect to Eligible Student Loans through the Consolidation Loan Program of USA Funds in the manner described in this Agreement; and

WHEREAS, the Lender qualifies as an "eligible lender" under the Act for the making of Consolidation Loans and has full power and authority to engage in the transactions contemplated by this Agreement;

NOW, THEREFORE, in consideration of the initial Consolidation Loan that the Lender makes hereunder, and in further consideration of the foregoing premises and the mutual covenants contained in this Agreement, and of other good and valuable consideration, the receipt of which is hereby acknowledged, the USA Funds and the Lender agree as follows:

                                 I. DEFINITIONS

Any definition contained in this Agreement that also has a definition, meaning or explanation contained in the Act shall be deemed to be automatically modified to incorporate the Act's definition, meaning or explanation. In the event of any conflict, the definition contained in the Act shall control.

"Act" means Title IV of the Higher Education Act of 1965 (20 U.S.C. (S) 1071 et seq.), as amended and in effect from time to time, or any successor enactment thereto, and the effective

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regulations promulgated thereunder and any binding directives issued by the U.S.
Department of Education.

"Borrower" means an Eligible Borrower who is the maker of a Note and who obtains a Consolidation Loan from the Lender in accordance with the Act, the Certificate, and this Agreement.

"Certificate" means the herein certificate of comprehensive insurance coverage issued by USA Funds in accordance with the Act and executed by the Lender.

"Consolidation Loan" means a disbursement of money, contingent upon an agreement to repay, made by the Lender pursuant to Section 428C of the Act (20 U.S.C. (S) 1078-3), or any successor enactment thereto, the Policies, and this Agreement.

"Consolidation Loan Application" means the application for a Consolidation Loan on a form approved by the U.S. Department of Education and USA Funds, which form must be executed by an Applicant and accepted by a Lender in accordance with the Policies.

"Consolidation Loan Program" means the procedures and policies for implementing and maintaining each Consolidation Loan guaranteed under the provisions of the Act, applicable law and regulations, the Policies, and as otherwise agreed to by and between the Lender and USA Funds in accordance with this Agreement.

"Default" means with respect to any Note, the occurrence of any event, which shall constitute a default under the terms of the Act.

"Eligible Borrower" means an "eligible borrower" of a Consolidation Loan as described in the Act and the Policies.

"Eligible Loan" means an education loan eligible for consolidation as described in the Act.

"Guarantee" means a commitment by USA Funds to pay the Lender a percentage of the unpaid principal balance plus accrued unpaid interest of a Consolidation Loan upon submission by the Lender of a valid claim and supporting documentation in accordance with the Act, the Consolidation Loan Program, the Certificate, and the Policies.

"Limitation" means an action taken by USA Funds, which restricts the Lender's participation in the Consolidation Loan Program.

"Note" means a promissory note of a Borrower for a Consolidation Loan set forth upon the appropriate form approved by USA Funds, which note meets the criteria set forth in the Act and the Policies.

"Policies" mean the policies adopted and issued in writing by USA Funds describing the administration of the Consolidation Loan Program, including any subsequently issued official written notices.

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"Special Allowance" means those sums that are payable by the U.S. Department of
Education to the Lender under the Act.

"Suspension" means the temporary ineligibility of the Lender from participation in the Consolidation Loan Program.

"Termination" means the removal of the Lender from participation in the Consolidation Loan Program.

                         II. CONSOLIDATION LOAN PROGRAM

A. Consolidation Guarantee. By this Agreement USA Funds and the Lender agree to participate in the Consolidation Loan Program as follows:

1. The Lender agrees to make Consolidation Loans under this Agreement or cause Consolidation Loans to be made under this Agreement only to Eligible Borrowers pursuant to the terms of the Consolidation Loan Program;

2. USA Funds agrees to provide for the Guarantee of Consolidation Loans that have been processed in accordance with the terms of the Consolidation Loan Program and for which the Lender has complied in all material respects with the Polices and the Act; and

3. USA Funds agrees to provide administrative services for the continued maintenance of each Consolidation Loan Guaranteed as required by the Consolidation Loan Program and the Act.

B. Administrative Services. Administrative services that USA Funds will provide for the Lender under the Consolidation Loan Program are as follows:

1. The provision of management and information reports for the Lender;

2. The provision of default prevention and claims processing; and

3. The provision of all other services and duties required to be performed by a guarantor under the Act with respect to Consolidation Loans under the Consolidation Loan Program.

C. Lender Duties. The Lender agrees that, with respect to all Consolidation Loans made or acquired by it under the Consolidation Loan Program of USA Funds and all Notes Guaranteed by USA Funds held or acquired by the Lender from time to time, it will:

1. Exercise or cause to be exercised reasonable care and diligence in the making, servicing, and collection of Consolidation Loans, as prescribed in this Agreement, the Certificate, and the Policies;

2. Originate a Consolidation Loan to an Eligible Borrower (on request of that Borrower) only if the Eligible Borrower certifies that he or she has no other application pending for a Consolidation Loan and (i) lender holds an outstanding Eligible Loan of that Eligible Borrower that has been selected by the Eligible Borrower for consolidation, except that this clause shall not apply in the case of an Eligible Borrower with multiple holders of Eligible Loans, or (ii) the

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Eligible Borrower certifies that he or she has sought and has been unable to obtain a Consolidation Loan with income-sensitive repayment terms acceptable to the Eligible Borrower from the holders of the Eligible Loans (which are so selected for consolidation) of that Eligible Borrower;

3. Make use of the Note and such other forms required by the Act or as otherwise approved by U.S. Department of Education;

4. Cause each Consolidation Loan originated by the Lender to bear interest on the unpaid principal balance of such Consolidation Loan at an annual rate that is less than or equal to the rate specified by the Act;

5. Cause each Consolidation Loan originated by the Lender to be subject to repayment in accordance with the terms of the Certificate and the Act;

6. Cause each Consolidation Loan originated by the Lender to be made in an amount which is equal to the sum of the unpaid principal, accrued unpaid interest, collection charges, and late charges of all Eligible Loans received by the Borrower and selected for consolidation, and which is not less than the minimum amount required for the eligibility of the Borrower under the Act;

7. Cause the proceeds of each Consolidation Loan originated by the Lender to be paid by the Lender to the holder or holders of the Eligible Loans received by the Borrower and selected for consolidation in order to discharge the liability of the Borrower on such Eligible Loans;

8. Offer a choice of repayment schedules, established by the Lender in accordance with the Act, to the Borrower;

9. Comply with all Federal and state laws and regulations, and the Policies, applicable thereto, including but not limited to the Federal Fair Credit Reporting Act and the Equal Credit Opportunity Act; and

10. Promptly provide to USA Funds such information and reports as may from time to time be reasonably requested by USA Funds.

E. Guarantee Fee. USA Funds reserves the right, upon sixty (60) calendar days written notice, to charge to the Lender a fee, or increase any fee charged the Lender, to cover the costs to USA Funds of Guaranteeing new Consolidation Loans pursuant to this Agreement and the Certificate.

F. Excess Special Allowance. The Lender will, pursuant to the direction of USA Funds, repay or cause the repayment of any Special Allowance received by the Lender under the Act to which the Lender is not rightfully entitled.

G. Claim Processing. By this Agreement, USA Funds and the Lender agree that upon the filing of a claim by the Lender, such claim will be processed in the following manner:

1. In the event of a Default, the Lender will follow (or cause to be followed) the procedures set forth in the Policies. USA Funds does not guarantee payment by the Borrower of any delinquency charges imposed for late payments and will not accept a Default claim based solely

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on non-payment of such charges. Upon receipt by USA Funds from the Lender (or servicer) of a Default notice together with an original or certified copy of the Note assigned to USA Funds, the Consolidation Loan Application, and documentation as set forth in the Policies that the Consolidation Loan evidenced by such Note was originated and serviced, and collection efforts were made, in accordance with applicable laws and regulations and with the Policies, USA Funds will pay to the Lender the maximum percentage of the unpaid balance of principal and interest due on such Consolidation Loan under the terms of the Act and the Policies (other than any portion of such interest payable by the U.S. Department of Education under the Act), provided the Lender (or loan servicer) has complied in all material respects with the requirements of the Consolidation Loan Program, this Agreement, and the Policies in respect of such Note. USA Funds will thereupon succeed to all the rights of the Lender under such Consolidation Loan. No claim submitted to USA Funds by the Lender (loan servicer) with respect to a Consolidation Loan that has been Guaranteed by USA Funds will be paid by USA Funds unless USA Funds has received from the Lender (or servicer) the appropriate documentation; and

2. Upon bankruptcy, death, or permanent and total disability, as defined in the Act, of the Borrower or other circumstances under the Act provides for guarantors to pay claims to lenders (e.g., closed school or false certification), USA Funds will pay to the Lender the maximum percentage of the unpaid balance of principal and interest due on such Consolidation Loan under the terms of the Act and the Policies (other than any portion of such interest payable by the U.S. Department of Education under the Act), provided the Lender (or loan servicer) has complied in all material respects with the requirements of the Consolidation Loan Program, this Agreement and the Policies.

H. No Required Minimum. Nothing contained in this Agreement will obligate the Lender to make, certify, cause to certify or acquire any particular Consolidation Loan or number of Consolidation Loans under the Consolidation Loan Program or restrict the number or amount of loans made under other programs.

I. Examination. The Lender will permit the U.S. Secretary of Education or USA Funds or both to examine during normal business hours all Consolidation Loan records and files, upon reasonable notice and at reasonable intervals, for the purpose of verifying the accuracy of information provided by the Lender Under the Act and in order to conduct an audit and compliance review.

                III. COMPREHENSIVE GUARANTEE COVERAGE CERTIFICATE

A. Aggregate Guarantee. If the Lender complies with the requirements of the Act, the Policies, the Agreement, and this Certificate, USA Funds will make its Guarantee available to the Lender to insure the Lender against loss of principal and interest on Consolidation Loans made or acquired by the Lender at the maximum extent permitted by the Act. The aggregate amount of such Guarantee shall at no time exceed $50,000,000; provided, however, that upon receipt of a written request of the Lender, USA Funds may increase the aggregate amount of such Guarantee.

B. Holder Compliance. The issuance by USA Funds of Guarantees for Consolidation Loans originated by the Lender under the Consolidation Loan Program is made in reliance on the

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representations of the Lender contained in this Certificate and the Agreement.
The continuance of Guarantees issued by USA Funds for Consolidation Loans is conditioned upon continued compliance by each and every holder of such Consolidation Loan with applicable laws and regulations, and the Policies. The delegation of one or more functions to a servicing agency or another party does not relieve the Lender of its responsibilities in administering Consolidation Loans.

C. Lender Determination. No Consolidation Loan originated by the Lender will be covered by USA Funds' Guarantee unless and until the Lender has determined, in accordance with reasonable and prudent business practice, with respect to each Eligible Loan being consolidated (i) that each Eligible Loan is a legal, valid, and binding obligation; (ii) that each Eligible Loan was originated and serviced in compliance with applicable laws and regulations; and (iii) with respect to all Eligible Loans made, insured, or guaranteed under the Act, that the insurance or guarantee on each Eligible Loan is in full force and effect.

D. Reporting. The Lender will at all times be subject to the reporting requirements identified in the Policies and the Limitation, Suspension, and Termination procedures set out in the Policies; provided, however, that any such Limitation, Suspension, or Termination shall not affect the Guarantee of any Consolidation Loan originated by the Lender prior to the initiation of such Limitation, Suspension, or Termination.

E. Claim Processing. All claims on Consolidation Loans Guaranteed pursuant to this Certificate and all related administrative functions to be performed by USA Funds pursuant to this Certificate, the Agreement, or the Policies shall be processed or performed by USA Funds or its contractor located in Fishers, Indiana or at such other office as may be designated by USA Funds.

F. Alternative Terms. The Lender may offer to the Eligible Borrower and establish such alternative repayment terms on a Consolidation Loan as will promote the objectives of the Consolidation Loan Program; provided, however, that such alternative repayment terms are in accordance with the Act, the Policies, and the Agreement.

G. Expiration of Certificate. This Certificate shall be in effect, subject to the Act, the Agreement, and the Policies, from the date first above written until expiration of the authority in the Act for lenders to make or guarantors to Guarantee Consolidation Loans, but no later than December 31, 2010. Termination of the Agreement terminates this Certificate.

H. Termination of Certificate. This Certificate may be terminated by the Lender or USA Funds with or without cause upon not less than ninety (90) calendar days prior written notice to the other party. Such termination will not affect the Guarantee of any Consolidation Loans that are outstanding or duties undertaken prior to the effective date of the termination. If the Lender, prior to the expiration of this Certificate, no longer makes Consolidation Loans, the Lender will so notify USA Funds.

                  IV. REPRESENTATIONS, WARRANTIES AND COVENANTS

A. Lender. If the Lender is making Consolidation Loans under the Act, the Lender represents and warrants to USA Funds, and covenants that:

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1. Lender is duty authorized to do business in every state in which it is doing business as well as the state in which it is organized and incorporated (if a corporation), and has authorized the execution and delivery of this Agreement;

2. Lender has full legal power and authority to consummate all transactions contemplated by this Agreement and any and all other agreements relating hereto;

3. Lender is and will continue to qualify and participate at all times during the term of this Agreement as an "eligible lender" under the Act;

4. No action or proceeding is pending or threatened against the Lender before any court or administrative agency which might have a material adverse effect on the ability of the Lender to perform its obligations under this Agreement;

5. Lender has taken all necessary action, including, without limitation, obtaining any and all consents or approvals of Federal or state banking or regulatory authorities, required to authorize the execution and performance of this Agreement; and

6. Lender will, at all times, conform its actions, policies and procedures to the Act, this Agreement and all applicable Federal and state laws and regulations.

B. USA Funds. USA Funds represents, warrants and covenants that:

1. USA Funds is duly authorized to do business in every state in which it is doing business and has authorized the execution and delivery of this Agreement;

2. USA Funds has full legal power and authority to consummate all transactions contemplated by this Agreement and any other agreements relating hereto;

3. No action or proceeding is pending or threatened against USA Funds before any court or administrative agency which might have a material adverse effect on the ability of USA Funds to perform its obligations under this Agreement;

4. USA Funds has taken all necessary action, including, without limitation, obtaining any and all consents or approvals of Federal or state banking or regulatory authorities, required to authorize the execution and performance of this Agreement; and

5. USA Funds will, at all times, conform its actions, policies and procedures to the Act, this Agreement and all applicable Federal and state laws and regulations.

                             V. TERM AND TERMINATION

A. This Agreement is effective as of the date shown on the first page, and it will continue in effect until termination by one of the parties.

B. Except with respect to Consolidation Loans that have been Guaranteed by USA Funds and continue to be outstanding under this Agreement, this Agreement may be terminated by either party, with or without cause, upon not less than ninety
(90) calendar days written notice to the

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other party. Such termination will not affect any letters of understanding, or obligations that are outstanding or duties of the parties hereunder for commitments, letters, or obligations entered into or made prior to the effective date of the termination notice.

                 VI. LIMITATION OF LIABILITY AND INDEMNIFICATION

A. If either party violates or fails to comply with any applicable law. or government regulations in respect of a Eligible Loan or the Consolidation Loan Program, then such party agrees to assume liability for, and does hereby indemnify, protect, and keep harmless the other party, its successors and assigns, from and against, any and all liabilities, losses, and claims, imposed on, incurred by, or asserted against such other party, relating to or arising out of such violation or failure to comply, regardless of whether USA Funds purchased such Eligible Loan from the Lender.

B. Neither party shall be liable to the other party for any punitive, incidental or consequential damages (including but not limited to lost profits, lost revenue, or failure to realize expected savings) regardless of the form of the action and whether such damages are foreseeable. The exclusion of such damages shall be deemed independent of, and shall survive, any failure of the essential purpose of any limited remedy.

C. In the event the U.S. Department of Education or USA Funds determines that any or all of the Eligible Loans of a Borrower are not reinsured or guaranteed because of insufficient documentation or alteration of the documentation; or a Borrower challenges, in court, collection on the Eligible Loans and USA Funds determines, in its sole discretion, that there is insufficient documentation to enforce the Eligible Loans, the Lender will indemnify USA Funds for the amount of the claim of the Eligible Loans plus any costs incurred subsequent to the claim purchase. In addition, as a consequence of any Eligible Loans being deemed unenforceable as a result of lost or altered Notes, the Lender will repay any interest benefits or Special Allowances it had received on the Eligible Loans. The Lender expressly agrees to indemnify and hold harmless USA Funds from any loss, damage, or expenses, including attorney's fees, arising from Lender's inability to produce the Notes.

                               VII. MISCELLANEOUS

A. Assignment/Subcontract. This Agreement will inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns; provided, however, that:

1. This Agreement may not be assigned in whole or in part by USA Funds without the prior express written consent of Lender, which consent will not be unreasonably withheld or delayed; provided, however, that USA Funds shall have the right without the consent of Lender to subcontract its obligations to any person.

2. Lender shall not assign any rights or obligations under the Agreement in whole or in part without the prior express written consent of USA Funds, which consent will not be unreasonably withheld or delayed.

B. Amendment. Except as otherwise provided in this Agreement, this Agreement may not be varied by oral agreement, but only as agreed to in writing by all parties.

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C. Waiver of Rights. No failure by any party to exercise, or any delay in exercising, and no course of dealing with respect to any right of such party or any obligation of any other party under this Agreement will operate as a waiver, unless, and only to the extent, agreed to in writing by all parties. Any single or partial waiver by any party of any obligation of any other party under this Agreement will constitute a waiver of such obligation only as specified in such waiver and will not constitute a waiver of any other obligation.

D. Cumulative Remedies. Except as otherwise provided in this Agreement, no remedy by the terms of this Agreement conferred upon or reserved to a party is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity or by statute on or after the date of this Agreement including, without limitation, the right to such equitable relief by way of injunction to prevent the breach or threatened breach of any of the provisions of this Agreement or to enforce the performance.

E. Severability. Any provision of this Agreement that is held to be prohibited, unenforceable, or not authorized by any court of competent jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability, or non-authorization without invalidating the remaining provisions or affecting the validity, enforceability, or legality of such provision in any other jurisdiction.

F. Governing Law; Entire Agreement. Except to the extent that this Agreement may be governed by Federal law, this Agreement is governed by, interpreted, construed and enforced in accordance with the laws of the State of Indiana, without reference to its principles of conflict of laws. This Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, written or oral, not incorporated herein, with respect to the subject matter of this Agreement. All prior writings, correspondence, memoranda, agreements, representations, statements, warranties, covenants, negotiations, and undertakings, express or implied, of any kind or character whatsoever with respect to the subject matter of this Agreement are superseded.

G. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed to have been given if sent by first class mail, overnight carrier, facsimile, or personal delivery, addressed (i) if to USA Funds, to the attention of General Counsel, Legal Division, at 30 South Meridian Street, Indianapolis, Indiana 46204, (ii) if to the Lender, at the address indicated in this Agreement, or (iii) at such other address as the party to be notified has designated upon reasonable notice. Notices made pursuant to this paragraph by facsimile, overnight carrier, or personal delivery will be deemed to be effective upon receipt. Notices made pursuant to this paragraph by first class mail will be deemed to be effective no later than the fifth (5th) business day following the mailing of such notice.

H. Confidential/Proprietary Materials. The terms and conditions of this Agreement shall be considered confidential. All materials, procedures, written instruments, files, and records developed by either party specifically pursuant to this Agreement are and shall be treated as proprietary in nature. Each party to this Agreement has developed or may develop materials, procedures, written instruments, files, or records, which may be similar to those involved in this Agreement. Neither party to this Agreement shall have or acquire any proprietary or any other

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right whatsoever in any such materials, procedures, written instruments, files, or records developed by the other party. Neither party to this Agreement may benefit from, deal in, sell, license, publish, use, or otherwise exploit for any purpose those materials, procedures, written instruments, files, or records developed by the other party except as expressly provided in this Agreement. This Agreement shall not in any way restrict the right of each party, for its own exclusive benefit, to deal in, sell, license, publish, use, or otherwise exploit for all purposes those materials, procedures, written instruments, files, or records developed by it.

I. Execution. This Agreement will not be binding on either party until it has been executed and delivered by both parties. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitutes one and the same instrument. Delivery may be by facsimile.

J. Interpretation of Agreement. In this Agreement unless the context otherwise requires: any headings preceding the texts of the several articles and sections of this Agreement, and any table of contents or marginal notes appending to copies, shall be solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect. The parties agree that each party and its counsel reviewed this Agreement and that this Agreement shall be construed as a whole according to its fair meaning and not strictly for or against a party.

K. Independent Parties. The parties agree that no legal relationship of any kind exists as a result of this Agreement, other than the covenants expressly contained herein. This Agreement shall not constitute, create, give effect to or otherwise imply a joint venture, partnership or business organization of any kind. The parties to this Agreement are independent parties and the personnel of one party shall not be deemed the personnel of the other. Nothing in this Agreement shall grant to either party any right to make commitments of any kind or to create any obligation for or on behalf of the other without the prior written consent of the other party, except to the extent stated herein.

L. Force Majeure. If a party is delayed from completing performance of any or all of its obligations under this Agreement by an act of God or any other occurrence beyond its reasonable control, then performance shall be excused for as long as it is reasonably necessary to complete performance.

M. Litigation Costs and Attorney Fees. If any action, at law or equity, including an action for declaratory relief, is brought to enforce or interpret this Agreement, then the prevailing party shall be entitled to recover its reasonable costs, expenses, and attorneys' fees from the other party, in addition to any other relief that may be awarded.

N. Resolution of Disputes. In the event of any dispute or disagreement between the parties hereto, either with respect to the interpretation of any provision of this Agreement or with respect to the performance hereunder, each of the parties will appoint a designated officer or agent to meet for the purpose of endeavoring to resolve such dispute or to negotiate for an adjustment to such provision. Except in the case of good faith belief that the applicable statute of limitation may run within such period, no formal proceedings for the judicial resolution of such dispute may be commenced until the designated officers or agents have reasonably discussed the

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provision or performance in question and have concluded in good faith that amicable resolution through continued negotiation of the matter at issue does not appear likely.

O. Mitigation of Liability. Either party shall have the right to mitigate its liability under this Agreement by taking such actions as may be appropriate.

IN WITNESS WHEREOF, United Student Aid Funds, Inc. and the Lender have each caused this Agreement to Guarantee Consolidation Loans and Certificate of Comprehensive Guarantee Coverage to be executed by their respective authorized officers and to take effect on the date first above written.

FIRST NATIONAL BANK AS ELT FOR               UNITED STUDENT AID FUNDS, INC.
EDUCATIONAL LOANS, INC.


By:  /s/ Tom Steele                          By:   /s/ Ted Sparks
   ------------------------------------         --------------------------------
Authorized Signature                         Authorized Signature


Thomas Steele Corporate Trust Officer              Ted Sparks, Vice President
---------------------------------------      -----------------------------------
Printed Name, Title                                Printed Name, Title


141 N MAIN AVE; PO BOX 5308
---------------------------------------
Address


Sioux Falls, SD 57117-5308
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City, State, Zip


41-0256895
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Federal Identification Number

833405
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ED Lender Code Number

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